EXHIBIT 99.3

WMALT 2005-8

Preliminary Structure – Paydown Rules (As of 08/22/05)

Group 1

  At the beginning of each period, please set the following variables:

    #FixedAmt1 = $2,000
    #FixedAmt2 = Period 1 – 12 ($0), Period 13 – 24 ($500,000), Period 25 – 36 ($2,500,000), Period 37 – 48 ($800,000) and Period 49 – 360 ($900,000)
    #FixedAmt3 = $1,000
    #FixedAmt4 = Period 1 – 12 ($2,700,000), Period 13 – 24 ($3,200,000), Period 25 – 36 ($400,000), Period 37 – 48 ($1,500,000) and Period 49 – 360 ($900,000)
  Pay Class 1A1 its priority amount until retired.
  Pay #FixedAmt1 in the following manner:

    Pay up to #FixedAmt3 for the period to Class 1A8, Class 1A9, Class 1A11, Class 1A12 and Class 1A13 pro-rata until retired.
    Pay up to #FixedAmt4 for the period in the following manner:

                                                               i.      Pay Class 1A2 and Class 1A3 pro-rata until retired.

                                                             ii.      Pay Class 1A5 until retired.

    Pay Class 1A8, Class 1A9, Class 1A11, Class 1A12 and Class 1A13 pro-rata until retired.
    Pay according to rules 3bi – 3bii without regard to #FixedAmt4 until Class 1A2, Class 1A3 and Class 1A5 are retired.
  Pay up to #FixedAmt2 for the period to Class 1A6 and Class 1A10 pro-rata until retired.
  Pay according to rules 3a – 3d without regard to #FixedAmt1 until Class 1A2, Class 1A3, Class 1A5, Class 1A8, Class 1A9, Class 1A11, Class 1A12 and Class 1A13 are retired.
  Pay Class 1A6 and Class 1A10 pro-rata until retired.
  Pay Class 1A1 until retired.

Collateral:               30 YR Jumbo ALT-A.

Size:                       ~$292mm

Passthru Rate:         5.50%

Pricing Speed:        100% PPC (8 -> 20 CPR / 12 months)

NAS Bonds:           Class 1A1.  Locked out of scheduled and prepay for 60

months. The priority fraction is (Balance of Total NAS / Total Non-PO Balance).  This is the same NAS as in the WMALT 2005-1 deal.

Super-NAS:           None.

Z-Bonds:                None.

AAA Support:        None.

Floaters:                 For Class 1A6: Rate = 1_Mo_LIBOR plus 0.38, Floor = 0.38%, Hard Cap = 5.50%, Cap Corroder = 9.0%.  The initial coupon is 4.020%.  Zero day delay.

                              For Class 1A3: Rate = 1_Mo_LIBOR plus 0.50, Floor = 0.50%, Hard Cap = 5.50%, Cap Corroder = 10.50%. The initial coupon is 4.140%.  Zero day delay.

                              For Class 1A8: Rate = 1_Mo_LIBOR plus 1.40, Floor = 1.40%, Hard Cap = 6.00%.  The initial coupon is 5.040%.  Zero day delay.

                              For Class 1A11: Rate = 1_Mo_LIBOR plus 0.65, Floor = 0.65%, Hard Cap = 7.0%.  The initial coupon is 4.29%.  Zero day delay.

                              For Class 1A13: Rate = 1_Mo_LIBOR plus 1.15, Floor = 1.15%, Hard Cap = 5.5%, Cap Corroder = 9.0%. The initial coupon is 4.79%.  Zero day delay.

Inverse IO: For Class 1A4: Rate = 5.00 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.00%.  Notional balance follows Class 1A3.  The initial coupon is 1.360%.  Zero day delay.

For Class 1A7: Rate = 5.12 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 5.12%.  Notional balance follows Class 1A6.  The initial coupon is 1.480%.  Zero day delay.

For Class 1A14: Rate = 4.35 minus 1_Mo_LIBOR.  Floor = 0.0%,

Cap = 4.35%.  Notional balance follows Class 1A13.  The initial coupon is 0.71%.  Zero day delay.

Inverse Floater:      For Class 1A9: Rate = 50.59996459 - (1_Mo_LIBOR * 10.99999137).  Floor = 0.0%, Cap = 50. 59996459%.  The initial coupon is 10.560%.  Zero day delay.

                             For Class 1A12: Rate = 23.28332549 - (1_Mo_LIBOR * 3.66666505).  Floor = 0.0%, Cap = 23.28332549%.  The initial coupon is 9.9367%.  Zero day delay.

Cap Contract:         For Class 1A3: The Cap contract was generated at 85% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the December 25, 2015 pay date.  The lower strike will be 5.00% and the upper strike will be 10.0%.  The cap of the floater in any given period will be 10.5%.  The cap contract is for Class 1A3 and will not be available for Class 1A4.  The notional balance of the cap contract will never exceed the balance of Class 1A3.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

                              For Class 1A6: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the May 25, 2011 pay date.  The lower strike will be 5.15% and the upper strike will be 8.65%.  The cap of the floater in any given period will be 9.0%.  The cap contract is for Class 1A6 and will not be available for Class 1A7.  The notional balance of the cap contract will never exceed the balance of Class 1A6.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

                              For Class 1A13: The Cap contract was generated at 100% of PPC and will extend the expected life of the bond.  The cap contract will be in effect through the November 25, 2011 pay date.  The lower strike will be 4.35% and the upper strike will be 7.85%.  The cap of the floater in any given period will be 9.0%.  The cap contract is for Class 1A13 and will not be available for Class 1A14.  The notional balance of the cap contract will never exceed the balance of Class 1A13.  The cap contract will accrue on a 30/360 basis.  The cap counterparty is currently unknown.

Init LIBOR:            3.640% for all floating rate classes.

Notes

Closing date:                                  09/30/2005

Accrual date:                                  09/01/2005

Floater accrual date:                       09/25/2005

First pay date:                                 10/25/2005

Clean-up call:                                 10%